GLOBAL ARENA CAPITAL CORP.

(SEC File No. 8-34661)

Financial Statements and Supplemental

Schedule for the Year Ended December 31, 2011

and Independent Auditors’ Report

and Supplemental Report on Internal Control

and Independent Accountants’ Report on

Applying Agreed-Upon Procedures

This report is deemed CONFIDENTIAL

in accordance with Rule 17a-5(e)(3) under

the Securities Exchange Act of 1934.  A statement

of financial condition bound separately has been filed

with the Securities and Exchange Commission

simultaneously herewith as a Public Document.

GLOBAL ARENA CAPITAL CORP.

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholders of

Global Arena Capital Corp.

We have audited the accompanying statement of financial condition of Global Arena Capital Corp. (the “Company”) as of December 31, 2011, and the related statements of operations, changes in financial condition and changes in stockholders’ equity for the year then ended that you are filing pursuant to Rule 17a-5 under the Securities Exchange Act of 1934.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Global Arena Capital Corp. as of December 31, 2011, and the results of its operations and its changes in financial condition for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole.  The information contained in schedules listed in the accompanying table of contents required by Rule 17a-5 under the Securities Exchange Act of 1934 is presented for purposes of additional analysis and is not a required part of the financial statements.  Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements.  The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

March 6, 2012

GLOBAL ARENA CAPITAL CORP.

STATEMENT OF FINANCIAL CONDITION

DECEMBER 31, 2011

ASSETS

Cash and cash equivalents	17,502
Commissions receivable from clearing organization	223,763
Deposit with clearing organization	50,003
Advances to registered representatives and employees, net	119,167
Property and equipment, net (Notes 2 and 6)	12,342
Prepaid expenses	123,650
Due from affiliates	5,997

TOTAL ASSETS	552,424

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Commissions payable	84,145
Accounts payable and accrued expenses	81,764

Total liabilities	165,909

COMMITMENTS AND CONTINGENCIES (Notes 2, 10 and 11)	-

STOCKHOLDERS’ EQUITY:
Common stock, par value $1.00 per share,
12,000 shares authorized, 10,679 shares issued and outstanding	10,679
Additional paid-in capital	1,956,336
Accumulated deficit	(1,580,500)

Total stockholders’ equity	386,515

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	552,424

See accompanying notes to financial statements.

 GLOBAL ARENA CAPITAL CORP.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

REVENUES

Commissions	$6,492,312
Clearing fees	847,478
Investment banking fees	47,325
Interest and other	459,712

TOTAL REVENUES	7,846,827

EXPENSES

Commissions	5,790,723
Salary and benefits	501,562
Occupancy costs	183,020
Clearing and operations	1,040,044
Business development	25,522
Communications and data	81,402
Regulatory fees	76,215
Professional fees	232,081
Office and other	95,941
Depreciation (Notes 2 and 6)	4,512

TOTAL EXPENSES	8,031,022

(Loss) before income taxes	(184,195)
Provision for income taxes (Notes 2 and 7)	12,882

NET (LOSS)	$(197,077)

See accompanying notes to financial statements.

GLOBAL ARENA CAPITAL CORP.

STATEMENT OF CHANGES IN FINANCIAL CONDITION

FOR THE YEAR ENDED DECEMBER 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES

Net (loss)	(197,077)
Adjustment to reconcile net (loss) to net cash provided by (used in) operating activities:
Operating expenses paid by a stockholder on behalf of the Company	190,876
Depreciation	4,512
Allowance for uncollectible advances to registered representatives and employees	25,445
Decrease in commissions receivable from clearing organization	305,168
(Increase) in advances to registered representatives and employees	(84,542)
Decrease in prepaid expenses	1,225
(Increase) in due from affiliates	(2,676)
(Decrease) in commissions payable	(589,337)
Increase in accounts payable and accrued expenses	48,001
(Decrease) in due to affiliates	(6,728)

Net cash (used in) operating activities	(305,133)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,537)

Net cash (used in) investing activities	(2,537)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of insurance financing	(78,750)
Proceeds from issuance of common stock	162,000
Net cash provided by financing activities	83,250
NET CHANGE IN CASH AND CASH EQUIVALENTS	(224,420)
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF YEAR	241,922
CASH AND CASH EQUIVALENTS AT THE END OF YEAR	17,502

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	5,324
Cash paid for income taxes	12,882

GLOBAL ARENA CAPITAL CORP

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2011

		Additional
	Common	Paid-in	Accumulated
	Stock	Capital	Deficit	Total

Balance, December 31, 2010	$10,504	$1,603,635	$(1,383,423)	$230,716
Issuance of common stock	175	161,825	-	162,000
Operating expenses paid by a stockholder on behalf of the Company	-	190,876	-	190,876
Net (loss)	-	-	(197,077)	(197,077)

Balance, December 31, 2011	$10,679	$1,956,336	$(1,580,500)	$386,515

See accompanying notes to financial statements.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

1.

ORGANIZATION

Global Arena Capital Corp. (the “Company”), a New York corporation, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).  The Company is also a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor Protection Corp (“SIPC”).  The Company is a majority owned subsidiary of JSM Capital Holding Corp.

The Company introduces all transactions with and for customers on a fully disclosed basis with its clearing broker, RBC Correspondent Services (“Clearing Organization”), a subsidiary of the Royal Bank of Canada.  The Company services both retail and institutional accounts in a variety of securities transactions.  The Company also has correspondent agreements with mutual fund companies and acts as an agent to sell their products.

Since 2010, the Company entered into Office of Supervisory Jurisdiction agreements (“OSJ”) whereby various OSJs introduce transactions with and for customers.  The Company provides supervisory oversight for OSJs.

The Company’s management has performed subsequent events procedures through March 6, 2012, which is the date the financial statements were available to be issued.  Except for the issuance of 22 shares as disclosed in Note 10, there were no subsequent events requiring adjustment to the financial statements or disclosures as stated herein.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

REVENUE RECOGNITION

Customer security transactions and the related commission income and expense are recorded as of the trade date.  Investment banking revenues include gains, losses, and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent.  Investment banking revenues also include fees earned from providing financial advisory services.  Investment banking management fees are recorded on the offering date, sales concessions on the settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable. Customers who are financing their transaction on margin are charged interest. Commissions are generally priced based on the services it provides to its customers.  In each instance the commission charges, mark-ups or mark-downs, are in compliance with guidelines established by the FINRA.

CASH AND CASH EQUIVALENTS

The Company considers all demand and time deposits and all highly liquid investments with an original maturity of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost.  Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets, which range from three to five years.  Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments that extend the useful life of the asset are capitalized. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company assesses the recoverability of its long lived assets, including property and equipment when there are indications that the assets might be impaired.  When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and without interest charges).

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

IMPAIRMENT OF LONG-LIVED ASSETS (continued)

If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared.  The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges).

If the carrying amount exceeds the asset’s estimated futures cash flows (discounted and with interest charges), the loss is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets.  Based on its assessments, the Company did not incur any impairment charges for the year ended December 31, 2011.

CONCENTRATIONS OF CREDIT RISK

The Company is engaged in providing a broad range of securities brokerage and investment services to a diverse group of retail and institutional clientele.  Counterparties to the Company’s business activities include broker-dealers and clearing organizations, banks and other financial institutions.  The Company uses a clearing broker to process transactions and maintain customer accounts on a fee basis.  The Company permits the clearing firm to extend credit to its clientele secured by cash and securities in the client’s account.  The Company’s exposure to credit risk associated with the non-performance by its customers and counterparties in fulfilling their contractual obligations can be directly impacted by volatile or illiquid trading markets, which may impair the ability of customers and counterparties to satisfy their obligations to the Company.  The Company has agreed to indemnify the clearing broker for losses it incurs while extending credit to the Company’s clients.

It is the Company’s policy to review, as necessary, the credit standing of its customers and each counterparty.  Amounts due from customers that are considered uncollectible by the clearing broker are charged back to the Company by the clearing broker when such amounts become determinable.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

CONCENTRATIONS OF CREDIT RISK (continued)

Upon notification of a charge back, such amounts, in total or in part, are then either (i) collected from the customers, (ii) charged to the broker initiating the transaction and included in advances to registered representatives and employees in the accompanying statement of financial condition, and/or (iii) charged as an expense in the accompanying statement of operations, based on the particular facts and circumstances.

The maximum potential amount for future payments that the Company could be required to pay under this indemnification cannot be estimated.  However, the Company believes that it is unlikely it will have to make any material payments under these arrangements and has not recorded any contingent liability in the financial statements for this indemnification.

The Company maintains checking and money market accounts in a financial institution. Accounts at each bank are insured by the Federal Deposit Insurance Corporation (“FDIC”) for up to $250,000.  At times, cash and cash equivalents may be uninsured or in deposit accounts that exceed the FDIC insurance limit.  At December 31, 2011, the Company did not have cash balances which were in excess of the FDIC insurance limit.  The Company performs ongoing evaluation of this financial institution to limit its concentration of rick exposure.

ADVANCES TO REGISTERED REPRESENTATIVES AND EMPLOYEES

From time to time and in the normal course of business, the Company may advance funds or pay expenses on behalf of its registered representatives or employees.  The Company generally establishes an allowance for uncollectible amounts to reflect the amount of loss that can be reasonably estimated by management and is included as part of operating expenses in the accompanying statement of operations.  The determination of the amount of uncollectible accounts is based on the amount of credit extended and the length of time each receivable has been outstanding, as it relates to each individual registered representative or employee.  As of December 31, 2011, the Company has established an allowance of approximately $88,000 for any uncollectible advances.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

ADVERTISING COSTS

Advertising costs are expensed as incurred.  Advertising costs, which are included in selling, general and administrative expenses, were deemed to be deminimis during the year ended December 31, 2011.

INCOME TAXES

The Company accounts for income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740 Income Taxes. FASB ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards.  FASB ASC 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

3.

FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability.  The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.

The carrying values of commissions receivable from clearing organization, advances to registered representatives and employees, due from affiliates, commissions payable, accounts payable and accrued expenses approximate fair values due to the short term nature of these financial instruments.

FASB ASC 820 specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs).  In accordance with FASB ASC 820, the following summarizes the fair value hierarchy:

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

3.

FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Level 1 Inputs – Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

The Company did not identify any assets and liabilities that are required to be presented on the statement of financial position at fair value.

4.

LIQUIDITY AND CAPITAL RESOURCES

During the year ended December 31, 2011, the Company incurred a net loss of approximately $197,100.  Historically, cash requirements have been funded from operations and capital contributions from its stockholders.  The Company believes that it will have sufficient resources to fund its future business activities in a similar manner.

However if market conditions should weaken, the Company may need to consider curtailing certain of its business activities, reducing its fixed overhead costs and/or seek additional sources of financing.

5.

DEPOSIT WITH CLEARING ORGANIZATION

As of December 31, 2011, amounts due from the clearing organization consisted primarily of cash deposits in accordance with the clearing arrangement.  For the year ended December 31, 2011, the Company incurred charges of approximately $106,105 for execution and clearing services rendered by its Clearing Organization.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

6.

PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following:

Office equipment	$22,111
Less accumulated depreciation	(9,769)

Property and equipment, net	$12,342

Depreciation expense for the year ended December 31, 2011 was $4,512.

7.

INCOME TAXES

As of December 31, 2011, the Company had approximately $1,449,000 of federal net operating loss carryforwards available to offset future taxable income.  These net operating losses which, if not utilized, begin expiring in 2025. In accordance with Section 382 of the Internal Revenue Code, deductibility of the Company’s net operating loss carryforward may be subject to an annual limitation in the event of a change of control.

At December 31, 2011, the Company has a deferred tax asset of approximately $580,000, which consists primarily of net operating losses.  Deferred income taxes reflect the net tax effects of operating loss and or tax credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible.  FASB ASC 740 requires that a valuation allowance be established when it is “more likely than not” that all, or a portion of, deferred tax assets will not be realized.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

7.

INCOME TAXES (continued)

A review of all available positive and negative evidence needs to be considered, including a company’s performance, the market environment in which the company operates, the length of carryback and carryforward periods, and expectations of future profits, etc.  The Company believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance for the full amount as of December 31, 2011.  The change in the deferred tax valuation allowance increased by approximately $73,000 during the year ended December 31, 2011.

The Company evaluated the provisions of FASB ASC 740 related to the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements.  FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return.  For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities.  Differences between tax positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits”.  A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of FASB ASC 740.

Interest costs related to unrecognized tax benefits are required to be calculated (if applicable) and would be classified as “interest expense, net” in the statement of operations.  Penalties would be recognized as a component of “general and administrative expenses.”

The Company’s uncertain tax positions are related to tax years that remain subject to examination by relevant tax authorities.  The Company files income tax returns in the United States (federal) and in primarily New York.  The Company is no longer subject to federal, state and local income tax examinations by tax authorities for years prior to 2008.

The components of deferred tax assets (liabilities) at December 31, 2011 are as follows:

Net operating losses	$580,000
Less valuation allowance	(580,000)
Net deferred tax assets	$-

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

7.

INCOME TAXES (continued)

For the year ended December 31, 2011, the income tax provision (benefit) consists of the following:

Current:
Federal	$-
State	12,882

12,882

Deferred:
Federal	(62,000)
State	(11,000)

(73,000)

Total	(60,118)
Change in valuation allowance	73,000

Income tax provision	$12,882

The income taxes of $12,882 represent the minimum tax payables to various state and local taxing jurisdictions.

The reconciliation between the statutory federal income tax rate (34%) and the Company’s effective rate for the year ended December 31, 2011 is as follows:

Federal statutory rate	(34%)
State tax rate, net of benefit	(6%)
Non-deductible meals and entertainment	9%
Valuation allowance	31%

Effective rate	0%

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

8.

NET CAPITAL REQUIREMENTS

The Company is subject to the SEC’s Uniform Net Capital Rule 15c3-1 that requires the maintenance of minimum net capital.  This requires that the Company maintain minimum net capital of $50,000, and also requires that the ratio of aggregate indebtedness, to net capital, both defined, shall not exceed 15 to 1.  In addition, advances, dividend payments and other equity withdrawals are restricted by the regulations of the SEC and other regulatory agencies.

As of December 31, 2011, the Company had net capital of $125,359, which exceeded the requirement by $75,359.

The Company qualifies under the exemptive provisions of Rule 15c3-3 as the Company does not carry security accounts for customers or perform custodial functions related to customer securities.

9.

STOCKHOLDERS’ EQUITY

As of December 31, 2011, the Company had 12,000 shares of common stock, $1 par value, authorized of which, 10,679 shares are issued and outstanding.

10.

RELATED PARTY TRANSACTIONS

During the year ended December 31, 2011, the Company issued 175 shares of common stock to an affiliated Company for $162,000.  Such proceeds were obtained through a private placement offering with outside investors.  Subsequent to December 31, 2011, the Company issued 22 shares of common stock for cash proceeds of $20,000.

Also during the year ended December 31, 2011, this affiliated company made payments on behalf of the Company totaling $190,876 for occupancy costs, inclusive of utilities and real estate taxes, in accordance with a sub-lease agreement (see Note 11).  Such payments are recorded as occupancy costs and additional paid-in capital in the accompanying financial statements.

The Company has an expense sharing agreement with affiliated companies whose officers are officers of the Company.  The Company has charged approximately $226,000 to these affiliates for their share of operating expenses under the expense sharing agreement during the year ended December 31, 2011.  As of December 31, 2011, due from affiliates of $5,997 is included in the accompanying statement of financial position.

GLOBAL ARENA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

11.

COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is currently involved in an arbitration with a former OSJ (“Claimant”) alleging that the Company and various of its registered representatives (“Respondents”) engaged in a concerted course of action to wrest from him his book of business by wrongfully terminating an OSJ agreement.  Claimant seeks $5,500,000 in damages. Claimant has not presented any documentation that would demonstrate any liability on the part of the Company and/or any of its registered representatives.  In the Company’s opinion, the damage amount he alleges is utterly without merit and has been asserted with the intent and for the purpose of attempting to cause the Company financial harm.  Claimant has recently been barred from the securities industry for practices occurring at Claimant's prior firm (not affiliated with the Company) that FINRA found to be fraudulent.  The Respondents have interposed a Statement of Answer denying Claimant’s allegations and claims.  In addition, the Company has asserted counterclaims against Claimant for, among other things, fraud.  It will vigorously defend the arbitration.  Evidentiary hearings have been set for October 2012 and January 2013.  Discovery has not yet commenced as the date of this report.  Although the ultimate outcome of this matter cannot be determined at this time, the management is of the strong opinion that the outcome will not have a material adverse effect on the Company’s financial statements.

OPERATING LEASE

The Company has a month to month lease agreement for office space with its principal founder that is also a stockholder of the Company, who sub-leases the office space.  Under the terms of the agreement, the Company is not obligated or required to reimburse the stockholder for its rent obligations.  The sub-lease agreement is held in the name of the stockholder and the Company is not a direct party to the lease.  The Company incurred a charge of $190,876 for the year ended December 31, 2011 (See Note 10).  The lease charges were accounted for as non-cash contributions of capital by the stockholder.